Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22AE

THIRTIETH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This THIRTIETH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

CSG desires to provide Customer, and Customer desires to receive from CSG, * ******* ******* ****** ** *** ****** of *** ******* **** ******** ******* ($**********) (the “******* ****** *** ***** *** *********”).  As a result, *** ***** ***** ** ***** *** ******* ****** *** ***** *** ********* to Customer’s ***** **** ******* and, except as described in Section 2 below, ***** ******** ** ***** the Mo***** ****** *** ***** *** ********* through Customer’s *** **** *******.

2.	CSG and Customer further agree as follows:

a.

Should Customer and CSG enter into a written agreement in the form of an amendment to the Agreement or other document signed between the Parties on or before *** *** ****, **** ******* *** ***** *** **** ******** *** ******** ** ******** ***** *** ********* *** * ********** **** (“***** *** **** ********* *********”), CSG shall provide the Print and Mail Services to Customer in accordance with the pricing agreed upon in the ***** *** **** ********* ********* which the parties would jointly decide and agree whether the ******* ****** *** ***** *** ********* ***** ******** ** ** ******* ******* ** ******* **** *** *** ********** ******* *** *** ***** *** **** ********.

b.

For purposes of clarification, should Customer and CSG *** ***** **** * ********** **** ***** *** **** ********* ********* ** ** ****** *** *** ****, then CSG would **** *** *********** ** *** ******* ****** *** ***** *** ********* with the Customer’s *** **** *******.

Signatures on Next Page

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, Secretary & General Counsel
Date: 6-28-2017	Date: 5/30/17